SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                         Date of Report January 4, 2001

                        (Date of earliest event reported)

                          Commission File No. 33-95538
                             -----------------------

                         SALTON SEA FUNDING CORPORATION

             (Exact name of registrant as specified in its charter)

                                   47-0790493

                        (IRS Employer Identification No.)

(Exact name of Registrants (State or other jurisdiction of (I.R.S. Employer
  as specified in their          incorporation or          Identification No.)
        charters)                  organization)
-------------------------- ------------------------------ -------------------

Salton Sea Brine Processing L.P.              California             33-0601721
Salton Sea Power Generation L.P.              California             33-0567411
Fish Lake Power LLC                           Delaware               33-0453364
Vulcan Power Company                          Nevada                 95-3992087
CalEnergy Operating Corporation               Delaware               33-0268085
Salton Sea Royalty LLC                        Delaware               47-0790492
VPC Geothermal LLC                            Delaware               91-1244270
San Felipe Energy Company                     California             33-0315787
Conejo Energy Company                         California             33-0268500
Niguel Energy Company                         California             33-0268502
Vulcan/BN Geothermal Power Company            Nevada                 33-3992087
Leathers, L.P.                                California             33-0305342
Del Ranch, L.P.                               California             33-0278290
Elmore, L.P.                                  California             33-0278294
Salton Sea Power LLC                          Delaware               47-0810713
CalEnergy Minerals LLC                        Delaware               47-0810718
CE Turbo LLC                                  Delaware               47-0812159
CE Salton Sea Inc.                            Delaware               47-0810711
Salton Sea Minerals Corp.                     Delaware               47-0811261

 302 S. 36th Street, Suite 400-A, Omaha, NE     68131
(Address of principal executive offices and Zip Code of Salton Sea Funding Corporation)

Salton Sea Funding Corporation's Telephone Number,
including area code:                        (402) 341-4500
                            --------------------------------------------


                                       N/A
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On January 4, 2001 and January 8, 2001, respectively, Standard & Poor's Ratings Group and Moody's Investors Service, Inc. announced that they had reduced their respective ratings on the senior secured bonds of Salton Sea Funding Corporation ("Salton Sea Funding"). Standard & Poor's reduced its rating from BBB to BBB- (credit watch negative) and Moody's reduced its rating from Baa2 to Baa3 (review for possible downgrade). The announced basis for each of these downgrades was the downgrade by Standard & Poor's and Moody's of their ratings for Southern California Edison Company ("Edison") as a result of concerns about Edison's financial condition. The Salton Sea bonds are secured by the cash flows and assets of ten operating geothermal power plants in the Imperial Valley, California (the "Projects") with an approximate aggregate capacity of 326 MW. Eight of the Projects with an approximate aggregate net rated capacity of 267 MW sell their capacity and energy to Edison under long-term power sales contracts.

          Salton Sea Funding is aware that there have been public announcements that Edison's financial condition has deteriorated as a result of reduced liquidity because of Edison's inability to recover from its retail customers the entire cost of wholesale power purchased by Edison for those customers. Salton Sea Funding does not have information to be able to verify these announcements as to Edison's financial condition. Salton Sea Funding is monitoring this situation closely.

         These eight Projects have not yet received payment from Edison for capacity and energy delivered during November 2000. These contracts provide for billing and payment on a schedule where payment would normally be received in early January 2001. Edison has provided no assurance as to when it will make these payments. A failure by Edison to make these payments as well as subsequent monthly payments, for a substantial period of time after the payments are due, could have a material adverse effect on the financial condition of Salton Sea Funding and the Projects and on their ability to make payments on the Salton Sea Funding bonds.

         Certain information included in this report contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995 ("Reform Act"). Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the actual results and performance of the Registrants to differ materially from any expected future results or performance, expressed or implied, by the forward-looking statements including expectations regarding the future results of operations of Registrants. In connection with the safe harbor provisions of the Reform Act, the Registrants have identified important factors that could cause actual results to differ materially from such expectations, including development and construction uncertainty, operating uncertainty, acquisition uncertainty, uncertainties relating to geothermal resources, uncertainties relating to economic and political conditions and uncertainties regarding the impact of regulations, changes in government policy, industry deregulation and competition. Reference is made to all of the Registrants' SEC Filings, incorporated herein by reference, for a description of such factors. The Registrants assume no responsibility to update forward-looking information contained herein.

Item 7.  Financial Statements and Exhibits

Exhibit 1 - Standard & Poor's Press Release dated January 4, 2001

Exhibit 2 - Moody's Press Release dated January 8, 2001

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           SALTON SEA FUNDING CORPORATION


Date:  January  15, 2001                  /s/    Douglas L. Anderson
                                          Douglas L. Anderson
                                          Vice President and General Counsel

Salton Sea Funding Corp Rating Lowered to "BBB-"; Remains on CreditWatch Negative Peter Rigby, New York (1) 212-438-2085

NEW YORK (Standard & Poor's CreditWire) Jan. 4, 2000 - Standard & Poor's today lowered its rating on Salton Sea Funding Corp.'s $592 million senior-secured bonds, series B, C, E, and F, to triple "B" minus from triple "B". The rating remains on CreditWatch with negative implications where it was placed Dec. 21, 2000.

         This rating action reflects today's rating downgrade of the project's primary contractual offtaker, Southern California Edison co. (SoCalEd: triple "B" minus/Watch Neg/"A-3"), to triple "B" minus as a result of the extraordinary events in California's power markets, which have brought the state's two largest investor-owned utilities to the brink of bankruptcy (see related stories).

         Salton Sea Funding Corp. is an indirect wholly owned subsidiary of CE Generation LLC (triple "B" minus/stable), which is owned 50% by MidAmerican Energy Holdings Co. (MEC, triple "B" minus/Watch Pos/ --) and 50% by El Paso Energy Corp. (triple "B" plus/stable/"A-2"). Salton Sea Funding is the financing vehicle for MEC's Southern California-based geothermal power projects, which total about 304 gross MW.

         SoCalEd is facing imminent default unless California regulators and politicians can immediately craft a viable financial solution that restores liquidity to the utility. Because SoCalEd is counterparty to long-term contracts with Salton Sea, a bankruptcy filing by the utility would likely trigger a default under the offtake contracts or a stay of payments, which in turn would trigger a default under the project debt indenture. Should SoCalEd file for bankruptcy, Salton Sea would be at serious risk of falling into the lowest speculative grades or even to "D".

         Standard & Poor's notes that Salton Sea does not face immediate liquidity problems as it has a six-month debt service reserve in place, which may be sufficient to weather the current crisis in California. In addition, the projects are current in their principal and interest payments, and SoCalEd is current in its payments to the projects.

         Over the next few weeks, Standard & Poor's will be assessing each of Salton Sea's project contracts and long-term equilibrium economic positions, as well as the potential for selling into alternative offtake arrangements that may potentially protect the projects' credit positions.

         Salton Sea Funding is a wholly owned subsidiary of Magma Power Co., which in turn is wholly owned by CE Generation LLC. Three groups of wholly owned CE Generation (the guarantors) with assets in geothermal production guarantee Salton Sea Funding's obligations: Salton Sea Guarantors, Royalty Guarantor, and the Partnership Guarantors. Through the guarantors, CE Generation owns and operates the Salton Sea Units 1, 2, 3, and 4; the Imperial Valley projects (including the Vulcan, Del Ranch, Elmore, and Leathers projects); and the Royalty projects. The total capacity of these geothermal projects is about 304MW gross and 267 MW net, Standard & Poor's said. -CreditWire

Credit Profile:
DOWNGRADED, REMAINS ON CREDITWATCH NEGATIVE
                                     TO                        FROM
Salton Sea Funding Corp.             BBB-                      BBB

Susan D. Abbott                            A.J. Sabatelle
Managing Director                          Vice President - Senior Analyst
Moody's Investors Service                  Moody's Investors Service


MOODY'S LOWERS DEBT RATINGS FOR PROJECTS EXPOSED TO COUNTERPARTY RISK OF CALIFORNIA UTILITIES


         New York, January 08, 2001 -- Moody's Investor Service has lowered its project debt ratings for Edison Mission Energy Funding Corp. to Baa3 from Baa1, FPL Energy Caithness Funding Corp. to Baa3 from Baa2 and Salton Sea Funding Corp. to Baa3 from Baa2 and placed them under review for further downgrade. Separately, Moody's placed the project debt ratings for Caithness Coso Funding Corp. (short term senior secured tranche rated Ba1 and long-term senior secured tranche rated Ba2), CE Generation LLC (senior secured Baa3), and Juniper Generation LLC (senior secured Baa3) on review for possible downgrade. Moody's downgrade of Southern California Edison Company (SCE) and Pacific Gas and Electric Company (PGE) announced late last week has prompted these rating actions.

It is Moody's practice for the credit rating of a project whose cash flow is largely derived from a single source to be capped by the unsecured rating of the respective source of funds. All projects noted above have substantial cash flow exposure to either SCE or PGE. Therefore, Moody's has lowered those projects whose credit ratings were above the current senior unsecured rating of the two California utilities to reflect the deterioration of the credit quality of those cash flows. The deterioration in credit quality at SCE and PGE has resulted from the atypically high cost of wholesale power in California which was further exacerbated by a weak CPUC rate order issued on January 4. This rate order provides only a modest interim rate increase and fails to adequately address other issues critical to effecting a working power market. (Please refer to Moody's press releases of Jan. 5, 2001 for further discussion of these rating actions.)

The ratings for each of these projects have been placed on review for downgrade to reflect the possibility that the ratings of SCE and PGE could decline further if the near term liquidity crisis facing the utilities is not averted, and other corrective measures are not implemented. Moody's believes that the best chance for such a crisis to be averted is for legislative, state, or federal actions to establish a near-term liquidity plan that will strengthen and extend the utilities' financial viability. Absent such an event, all parties' credit ratings are likely to be negatively affected.

New York
Susan D. Abbott
Managing Director
Corporate Finance

Moody's Investors Service

JOURNALISTS: (212) 553-0376
SUBSCRIBERS: (212) 553-1653


New York
A.J. Sabatelle

Vice President - Senior Analyst

Corporate Finance

Moody's Investors Service

JOURNALISTS: (212) 553-0376
SUBSCRIBERS: (212) 553-1653

Moody's Investors Service

Moody's Investors Service

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